Exhibit 99.2

4 Q 2021 Investor Presentation

Disclosure 1 This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward - looking statements are not historical facts. Such statements may be identified by the use of such words as “may,”“believe,”“expect,”“anticipate,”“plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward - looking statements. Although we believe that the expectations reflected in the forward - looking statements are reasonable, we caution you not to place undue reliance on these forward - looking statements. Factors which may cause our forward - looking statements to be materially inaccurate include, but are not limited to an unexpected deterioration in our loan or securities portfolios, unexpected increases in our expenses, greater than anticipated growth and our ability to manage our growth, unanticipated regulatory action or changes in regulations, unexpected changes in interest rates, an unanticipated decrease in deposits, an unanticipated loss of key personnel or existing customers, competition from other institutions resulting in unanticipated changes in our loan or deposit rates, unanticipated increases in FDIC costs, changes in regulations, legislation or tax or accounting rules and unanticipated adverse changes in our customers’ economic conditions or general economic conditions, as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q. Further, given its ongoing and dynamic nature, including the rate of vaccine acceptance and the development of new variants, it is difficult to predict the continued impact of the COVID - 19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated. As the result of the COVID - 19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy worsens, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; our cyber security risks may increase if a significant number of our employees are forced to work remotely; and FDIC premiums may increase if the agency experiences additional resolution costs. Forward - looking statements speak only as of the date of this presentation. We do not undertake any obligation to update or revise any forward - looking statement.

A Diversified Financial Institution We are More than a Commercial Bank Personal Banking • Broad range of hallmark personal checking and savings accounts • A full suite of electronic banking services that allow clients to easily manage their everyday financing needs Commercial Lending • Relationship - based commercial real estate lending • Growth driven by expertise in specific lending verticals Business Banking • Checking, deposit, lending and cash management product and services for small and middle - market businesses • MCB Business Bankers with deep knowledge and expertise in multiple industries, including law firms, resident healthcare, real estate property management, U.S. Trustee and municipalities Global Digital Payments (“BaaS”) • Settlement for domestic and international digital payments settlement • Delivers critical financial infrastructure • Provides banking as a service to high growth FinTechs Our mission To offer a full range of banking and innovative financial services to businesses and individuals Serve markets underserved by the ever - consolidating financial services industry and advance our leading edge model that combines new technologies with the best of traditional banking practices 2 Our history Founded in 1999 in New York City with the goal of helping clients build and sustain generational wealth Business model focused on providing high - touch service with industry expertise and delivering customized solutions for our clients Commercial banking business is relationship driven and predominantly located in the highly attractive New York metro area Global payments business provides banking as a service (“BaaS”) to leading fintech partners, which includes serving as an issuing bank for third - party managed debit card programs nationwide and providing other financial infrastructure, including cash settlement and custodian deposit services 2017 IPO raised $125mm of common equity and fueled industry - leading balance sheet and earnings growth In September 2021, MCB raised $172.5 million of common equity in a follow on offering of 2.3 million shares at $75 per share As of December 31, 2021, MCB has $7.1bn of assets; 42% compound annual growth rate since the IPO

Proven high growth business model $821 $1,056 $1,421 $1,867 $3,137 $2,678 $3,732 2015 2 0 16 2 0 1 7 2 0 18 2 0 1 9 2 0 20 2 0 2 1 Loans $ millions $766 $994 $1,404 $1,661 $2,791 $3,830 $6,436 2 0 17 2 0 1 8 2019 2 0 2 0 2021 D e p os i t s $ millions $32 $43 $63 $83 $108 $ 1 4 2 $ 1 8 1 R eve n u e $ millions $12 $26 $30 $ 39 $ 60 $ 4 $5 2015 2016 2017 2018 2019 2020 2021 2015 2016 2017 2018 2019 2020 2021 2015 2 0 1 6 Net Income $ millions 3

2 9 . 9% 2 0 . 2% 8 . 3 % Revenue CAGR 1 2017 – 2021 Investors have been rewarded for our strong performance Tangible book value per share CAGR 1 2017 – 2021 Earnings per share CAGR 1 2017 – 2021 2 8 . 9% 2 6 . 2% 1 6 . 1 % High - growth banks² KRX Index³ High - growth banks² KRX Index³ Share price performance since IPO 4 versus KRX Index 3 1 6 . 7% 1 5 . 2% 7 . 7 % High - growth banks² KRX Index³ 0% 60% 120% 180% 240 % J u l - 18 A p r - 1 9 D e c - 19 A ug - 2 0 M a y - 21 J a n - 2 2 High - growth banks² KRX Index³ + 2 0 9% + 3 1% + 1 1 2% (60%) Nov - 17 Source: SNL Financial 1 CAGR from December 31, 2017 through December 31, 2021 (if applicable for High - growth banks and KRX index) 2 Includes banks with market capitalization of $500mm+ and revenue, EPS, and TBVPS CAGRs >10%; Includes AX, BFC, CASH, FFIN, FFWM, FRC, HIFS, MBIN, PNFP, QCRH, SFBS, SIVB, and WAL 3 KRX index represents the KBW Regional Bank Index 4 Performance since November 7, 2017 (MCB offering price of $35.00 per share) through January 18, 2022 4

Delivering Financial Results ROATCE* at December 31, 2021 10.5% 10.8% 11.3% 12.9% 15.2% 2017 2018 2019 2020 2021 *Non - GAAP financial measure. See reconciliation to GAAP measure on page 20. Total Revenues at December 31, 2021 | $ thousands $60,013 $164,253 $2,568 $29,352 $2,926 $40,563 $4,640 $78,744 $5,643 $102,596 $8,464 $133,460 $16,445 2015 2 0 16 2 0 17 2 0 18 2 0 19 2 0 2 0 2 0 2 1 $ 1 80 , 6 9 8 $ 4 3 , 4 89 $ 6 3 , 3 82 $3,369 $ 8 3 , 3 84 $ 1 08 , 2 3 9 $ 1 41 , 9 2 4 Global Payments Group (“GPG”) Financial Highlights • Total revenues of $180.7 million YTD, up 27.3% from the prior year. • Net income of $60.6 million YTD, up 53.4% from the prior year. • Diluted earnings per share of $6.45, up 38.4% from the prior year. • Loans totaled $3.7 billion, up 19.0% from Q4 2020. • Deposits were $6.4 billion, up 68.0% from Q4 2020. • Book value per share was $50.98 up 26.1% from Q4 2020 and tangible book value per share* was $50.09, up 27.6% from Q4 2020. • Return on average equity of 14.7% and return on average tangible common equity (ROATCE)* of 15.2%. Estimated ROATCE without Capital Raise of 17.1% YTD. • Efficiency ratio* improved to 48.3% compared to 52.5% from the prior year. $12,117 $6,097 $8,531 $6,291 $2,549 $13,336 $10,811 $6,057 $5,865 $2,651 $16,215 $10,783 $7,683 $7,113 $3,845 $18,887 $11,775 $7,863 $6,285 $3,324 2021 2020 2019 2018 2017 4 Q 3 Q 2 Q 1 Q 5 Quarterly Net Income $ thousands Revenues Excluding GPG $ 3 1 , 9 20 $ 1 2 , 3 69 $ 2 5 , 5 54 $ 3 0 , 1 34 $ 3 9 , 4 6 6 $ 6 0 , 5 55

Loan Portfolio Growth and Diversification $3.74 billion Gross Loan Portfolio* at December 31, 2021 | $ millions A Diversified Portfolio at December 31, 2021 6 7% 1 7% 1 0% 4% 2% 2% Other $ 1 , 7 3 2 $ 1 , 7 7 8 $ 1 , 8 6 9 $ 2 , 0 1 4 $ 2 , 1 2 2 2 , 1 40 $ 6 2 0 $ 6 5 5 $ 7 3 9 $679 $ 7 8 0 $ 8 5 5 $ 5 2 7 $ 5 9 1 $ 5 8 7 $ 6 0 0 $ 6 1 1 $ 6 5 4 $ 1 1 6 $ 1 1 8 $ 1 0 8 $ 1 0 2 $ 97 $ 90 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1 Includes commercial real estate, multifamily and construction loans. 2 Includes consumer and 1 - 4 family loans * Gross of deferred fees and unamortized costs $ 2 , 9 95 6 $ 3 , 1 42 $ 3 , 2 43 $ 3 , 4 55 $ 3 , 6 10 $ 3 , 7 39 Other 2 Total CRE (Owner Occupied) Total CRE 1 (Non - Owner Occupied) Total loans: $3,739mm Average 4Q Yield: 4.81% 6 7 % CRE • CRE/RBC ratio: MCB 343% 1 7 % C&I C&I 1 0 % Multifamily 4% Construction

Commercial Growth Driven by Expertise in Specific Lending Verticals Commercial and Industrial Overview Target Market • Middle market businesses with annual revenues below $200 million • Well - diversified across industries Key Metrics • Strong historical credit performance - Pledged collateral and/or personal guarantees from high - net - worth individuals support most loans - Target borrowers have strong historical cash flows, good asset coverage and positive industry outlooks C&I Composition at December 31, 2021 2 9% 1 6% 1 6% 1 4% 1 1% 1 1% 1% 1% 1% 29% Finance & Insurance 16% Healthcare 16% Skilled Nursing Facilities 14% Other 11% Retail 11% Wholesale 1% Manufacturing 1% Recreation & Restaurants 1% Transportation Total C&I loans: $643mm 7

Relationship - Based Commercial Real Estate Lending Target Market • New York metropolitan area real estate entrepreneurs with a net worth in excess of $50 million • Primarily concentrated in the New York MSA • Well - diversified across various property types Key Metrics • Weighted average LTV of 63% • Multifamily loans – 43% rent regulated • Average LTV of 34% on stabilized rent regulated properties provide a cushion against any falling values Composition by Type at December 31, 2021 Composition by Region at December 31, 2021 20% 20% 16% 10% 10% 6% 6% 5% 5% 1% 2 0% 10% Bronx 10% Queens 6% Long Island 6% Florida 5% New Jersey 1% Connecticut Majority of loans are originated through direct relationships or referrals from existing clients. 29% 12% 11% 9% 8% 7% 6% 5% 4% 5% Nursing Home CRE 2 9 % Other 1 2 % Multifamily 2 0 % Manhattan 1 1 % Other CRE 1 6 % Brooklyn 9% Mixed Use 8% Retail 7% Office 6% Hospitality 5% Land 5% Construction 5% Other NY 4% Warehouse 1% Staten Island 2% 1 - 4 Family 2% Commercial Condo and Co - op Total CRE loans: $2,963mm 8

Well-Developed, Sector Diversified Healthcare Portfolio

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

- Active in Healthcare lending since 2002
- CRE – Skilled Nursing Facilities ("SNF") – Average LTV of 64%
- Highly selective regarding the quality of Skilled Nursing Operators that we finance
- Borrowers typically have over 1,000 beds under management
- Loans are made primarily in "certificate of need" states which limits the supply of beds and supports stable occupancy rates.
- Stabilized SNF – 63% of CRE SNF portfolio. Stabilized facility provides adequate cash flows to support debt service and collateral value. Borrowers' primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 2.59x.
- Non-stabilized SNF – typically "turn-around" older SNFs acquired from owners who mismanaged the business, relied too heavily on long-term care (Medicaid reimbursement) or did not stay current with changes in the marketplace. Opportunity for owner to create value by renovating and adding services with higher Medicaid reimbursements rates (rehabilitation services, dialysis, etc.).

Diversified Healthcare Portfolio
at December 31, 2021



C&I Other $106 million
C&I SNF $102 million
Total Healthcare loans: $1,064mm
CRE SNF $856 million

- CRE Skilled Nursing Facilities (SNF) – $856 million
- C&I Skilled Nursing Facilities – $102 million
- C&I Other Healthcare (SNF) – $106 million

C& I Healthcare Composition
at December 31, 2021



5%
4%
3%
1%
49%
38%

- 49% Nursing and Residential Care Facilities
- 38% Ambulatory Health Care Services
- 5% Doctor Office
- 4% Ambulance Services
- 3% Misc. Health Practitioners
- 1% Offices and Clinics of Dentists

9

Well - Developed, Geographically Diversified Skilled Nursing Facility Portfolio CRE Skilled Nursing Facility Exposure by State at December 31, 2021 C&I Skilled Nursing Facility Exposure by State at December 31, 2021 51% 11% 11% 9% 8% 6% 4% 8% Other States 6% Michigan 4% Florida 33% 11% 10% 8% 6% 6% 5% 3% 4% 5% 3% 2% 2% 33% New York 5 1 % New York 11% Florida 1 1 % Pennsylvania 10% New Jersey 1 1 % District of Columbia 8% Virginia 9% New Jersey 6% Pennsylvania 6% Indiana 5% Tennessee 5% Other States 4% Kentucky 3% Wisconsin 3% California 2% Georgia 2% Massachusetts 2% Michigan 10

5 7% 4 1 % Total deposits: $6.43bn 4Q Cost of total deposits: 0.25% Deposit Composition Deposit Composition Over Time at December 31, 2021 | $ millions $ 9 2 7 11 $ 1 , 0 4 0 $ 1 , 2 5 4 $ 1 , 2 7 1 $ 1 , 3 2 0 $ 1 , 5 0 1 $ 8 1 3 $ 7 5 8 $ 9 0 1 $ 9 4 0 $ 9 4 0 $ 9 3 4 $ 4 3 6 $ 5 9 8 $ 7 0 8 $ 9 2 0 $ 1 , 0 4 4 $ 1 , 1 2 1 $ 6 0 1 $ 6 5 9 $ 6 5 1 $ 7 1 3 $ 7 9 6 $ 7 3 6 $ 3 8 9 $ 3 9 1 $ 4 4 9 $ 4 8 4 $ 4 4 7 $ 4 9 5 $ 3 4 7 $ 8 3 1 $ 7 7 8 $ 1 , 5 2 0 $ 2 2 0 $97 $ 2 5 6 $ 1 1 7 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1 Includes liquidation, receivership, litigation settlement and other fiduciary accounts. * Certain prior period amounts have been reclassified for consistency with the current period presentation. $ 6 , 4 35 $ 1 2 8 $ 3 , 5 28 $ 3 , 8 19 $ 4 , 4 26 $116 $ 5 , 2 88 $129 $ 5 , 4 57 $ 1 3 2 Deposits $6.43 billion at December 31, 2021 2%  57% Non - interest - bearing demand deposits  41% Money market & savings account  2% Time deposits      ■ Corporate Cash Management Deposits 1 ■ Digital Currency Customers – Global Payments Group* Debit Cards – Global Payments Group* Retail Deposits with Loan Customers Property Managers Bankruptcy Accounts Retail Deposits

Customer Centric Digital Payments Worldwide Global Payments Group About Global Payments • Domestic and international digital payments settlements • Gateway to payment networks – Wire, ACH, Visa, Mastercard, Remittance • Custodian of deposits on behalf of clients and their customers • Sponsorship for select clients as an extension of MCB’s expertise and legal authority e.g., money transmitter, issuing bank, acquiring bank, lending activities $3,369 $4,640 $5,643 $8,464 $16 , 445 2017 2 0 1 8 2 0 19 2 0 2 0 2 0 2 1 GPG Revenue $ thousands % Global Payments Group Revenue (% of Total Bank Non - Interest Income ) 12 30% 38% 53% 69% 50% • Regulatory oversight by experienced MCB bankers with the expertise to deploy and manage regulatory compliance across a broad spectrum of client sectors including fintech, digital payments and money services businesses • Merchant Acquiring Services for the banked, underbanked and unbanked • A leading national issuer of third - party debit cards status • In addition to reported revenues, GPG also contributed average non - interest bearing deposits of $1.6 billion in the fourth quarter.

22.64 21.70 38.60 42.30 54.54 31.79 Customer Centric Digital Payments Worldwide Global Payments Group Client Transactions at December 31, 2021 | Millions Customer $ Volume at December 31, 2021 | Billions Highlights • Over 90 million client transactions totaling $22.14 billion in 2021. 9 2 . 5 4 ■ 4 Q ■ 3 Q ■ 2 Q ■ 1 Q $5.46 13 $4.66 $7.09 $8.76 16.42 $ 3 . 96 $3.85 $ 3. 2 6 2018 2019 2020 2021 2018 2019 2020 2 0 21 $ 2 2 . 14 ■ 4 Q ■ 3 Q ■ 2 Q ■ 1 Q

Diversified Revenue and Deposit Contribution Global Payments Group Total Revenue by Category* At December 31, 2021 | Thousands This represents revenue from new clients who went live in 2021 * Certain prior periods amounts have been reclassified for consistency with the current period presentation. $235 $168 $649 $322 $256 $184 $1,546 $940 $175 $268 $427 $1,559 $241 $240 $976 $182 $345 $375 $1,688 $148 $228 $930 $186 $443 $273 $3,015 $154 $292 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $ 5 , 29 3 $ 3 , 3 60 $ 3 , 8 50 $ 3 , 9 42 ■ GPR card ■ Disbursements ■ Digital bank acct     Other Crypto GPR Crypto E xc h a n g e / O T C Corporate D i s b u r s e m e n t Total Average Deposits by Category* At December 31, 2021 | Millions $ 99 $ 94 $ 87 $ 76 $ 1 9 1 $ 3 8 1 $ 4 1 6 $ 3 1 9 $ 65 $ 1 5 0 $ 3 0 2 $ 8 1 4 $ 65 $ 1 3 2 $ 1 2 6 $ 1 1 4 $ 1 0 3 $ 1 5 7 $ 1 3 0 $ 1 4 0 $ 64 $ 70 $ 61 $ 43 $ 1 1 3 $ 1 8 6 $ 1 5 9 $ 1 5 5 1Q 2021 2Q 2021 3Q 2021 4Q 2021 $ 1 , 6 61 $ 7 0 0 $ 1 , 1 70 $ 1 , 2 81 ■ GPR card ■ Disbursements ■ Digital bank acct ■ Other ■ Crypto GPR  Crypto E xc h a n g e / O T C ■ Corporate D i s b u r s e m e n t 4% 8% 12% 13% 14

Well Managed Net Interest Margin 1 Represents full - year NIM 2 Represents full - year average Net Interest Margin Analysis 1 . 1 0% 1 . 9 1% 2 . 2 8% 0 . 5 4% 0 . 2 5% 3 . 5 2% 3 . 7 0% 3 . 4 6% 3 . 2 6% 2 . 7 7% 2 0 19 MCB Net Interest Margin ("NIM") 1 Average Fed Funds Rate 2 2017 2018 Estimated Sensitivity of Projected Annualized Net Interest Income 1 as of December 31, 2021 2 0 2 0 2 0 21 Fixed vs. Floating Rate Loans at December 31, 2021, for loans dueafteroneyear F i x ed 58% F l o a t i n g 42% - 4.78% 15 7.73% 20.34% - 100 bps +100 bps +200 bps Giventhestrengthofourdepositverticals andovernight liquidity, we are well - positioned tobenefitfrom arising interest rate environmentas wemaintain our margin management discipline. Approximately 72% offloatingrateloanshave floors – Weightedaveragefloorof4.86%

Highly Profitable, Scalable Model 1 7 . 7% 1 4 . 1% 9.8% 9.9% 1 2 . 8% 2017 2 0 18 2 0 1 9 2 0 20 2 0 2 1 Non - Interest Income ratio 1^ 1 0 . 5% 1 0 . 8% 1 1 . 3% 1 2 . 9% 1 5 . 2% 2017 2 0 1 8 2019 2 0 20 2021 ROATCE 1 52.1% 52.1% 5 5 . 4% 52.5% 48.3% 2017 2018 2019 2020 2021 ^ This represents the percentage of total non - interest income (less any gains on sale of securities) as compared to total income. 1 These are non - GAAP financial measures. See reconciliation on slide 20 Net Interest Margin 3 . 5 2% 16 3 . 7 0% 3 . 4 6% 3 . 2 6% 2.77% 2017 2018 Efficiency ratio 1 2019 2 0 20 2 0 2 1

Credit Metrics at December 31, 2021 NCOs/Average Loans Non - Performing Loans/Loans A L L L / L o a n s Non - Performing Loans/ALLL 0.32% - 0 . 0 6% - 0.13% 0 . 0 1% 0 . 1 3% 2017 2 0 1 8 2 0 19 2 0 20 2021 1 . 0 5% 1 . 0 2% 0 . 9 8% 1 . 1 3% 0 . 9 3% 2017 2 0 1 8 2 0 19 2 0 20 2021 0 . 2 4% 0 . 0 2% 0.17% 0.20% 0 . 2 8% 2017 2 0 1 8 2 0 19 2020 2 0 2 1 * 22.8% 17 1 . 5% 17.1% 18.0% 2 9 . 6% 2017 2 0 1 8 2 0 1 9 2 0 20 2 0 2 1 * * The increase in 2021 is driven by one CRE loan with an outstanding balance of $10.0 million and an LTV of 59.9%.

1 9 . 9% 1 7 . 0% 12.5% 12.7% 1 5 . 3% 2 0 20 2 0 2 1 Capital ratios Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio TCE / TA 1 1 5 . 3% 1 3 . 2% 1 0 . 1% 1 0 . 1% 1 4 . 4% 2017 2018 2019 Total Risk - Based Capital Ratio 2 0 20 2 0 2 1 1 3 . 7% 1 3 . 7% 9 . 4% 8 . 5% 8 . 4% 2017 2 0 1 8 2019 2 0 20 2021 1 2 . 7% 18 1 1 . 5% 8 . 5% 7 . 5% 7 . 7% 2017 2 0 1 8 2019 2 0 20 2021 2017 2018 2019 1 These are non - GAAP financial measures. See reconciliation on slide 20

A p p e n d i x 19

Reconciliation of GAAP to Non - GAAP Measures *Tangible common equity divided by common shares outstanding at period - end In addition to the results presented in accordance with Generally Accepted Accounting Principles (“GAAP”), this earnings release includes certain non - GAAP financial measures. Management believes these non - GAAP financial measures provide meaningful information to investors in understanding the Company’s operating performance and trends. These non - GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non - GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non - GAAP/adjusted financial measures disclosed in this earnings release to the comparable GAAP measures are provided in the accompanying tables. 20

$ 2 3 8 $ 3 0 4 $ 3 6 0 $ 3 9 0 $ 4 9 0 $ 4 9 4 $ 4 3 9 $ 4 1 0 $ 4 1 2 $ 4 9 4 $ 6 2 7 $ 8 1 0 $ 1 , 8 46 $1,405 $1,043 $ 2 , 64 7 $ 3 , 1 01 $ 3 , 6 97 $11 $34 $56 $ 1 2 5 $ 1 7 2 1999 2000 2001 200 2 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Since our founding, we have delivered exceptional core - funded loan growth . . . Net Loans since December 31, 1999 | $ millions Deposits since December 31, 1999 | $ millions $ 2 4 8 $ 3 1 6 $ 3 7 0 $ 3 4 9 $ 4 3 8 $ 4 4 9 $ 4 4 5 $ 4 6 4 $ 4 3 5 $ 4 9 2 $ 6 1 6 $ 7 6 6 $ 9 9 4 $ 3 , 83 0 $2,791 $1,661 $1,404 $ 6 , 4 35 $10 $52 $69 $126 $ 1 8 4 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 21

A Diversified Financial Institution We are More than a Commercial Bank How We Succeed 21 - Years of Reliable Asset Quality and Financial Performance • Organic business loan origination platform • Core funded organic deposit franchise • Helping our clients build and sustain generational wealth since 1999 Our Strategic Priorities Enhance our position as a leader in the settlement of global and digital payments that brings people around the world closer together. Be the critical financial infrastructure for select fintechs to access our global payments settlement platform. Our Mission To offer a full range of banking and innovative financial services to businesses and individuals embracing the new digital banking era. Serve markets underserved by the ever - consolidating financial services industry and advance our leading - edge model that combines new technologies with the best of traditional banking practices . 22

Global Payments Group

Delivering Critical Financial Infrastructure, *Every Day*

Metropolitan Commercial Bank.
The **Entrepreneurial** Bank Since 1999

MCB LISTED NYSE

- Domestic and international digital payments settlements, *every day*
- Gateway to payment networks – Wire, ACH, Visa, Mastercard, Remittance, *every day*
- Custodian of deposits on behalf of clients and their customers, *every day*
- Sponsorship for select clients as an extension of MCB's expertise and legal authority e.g., money transmitter, issuing bank, acquiring bank, lending activities, *every day*
- Regulatory oversight by experienced MCB bankers with the expertise to deploy and manage regulatory compliance across a broad spectrum of client sectors including fintech, digital payments and money services businesses, *every day*
- Merchant Acquiring Services for the banked, underbanked and unbanked, *every day*
- A leading national issuer of third-party debit cards status, *every day*

Digital payment platforms are the underpinnings of **E-commerce –**

E-commerce 1.0 was about selling goods, starting with Dell.com and Book Stacks Unlimited in the early 1990s.

E-commerce 2.0 is about buying, selling and connecting a limitless array of products and services with desktop and mobile devices:

- Video, movies, TV programs, music, books, podcasts and news streaming services
- DIY online learning – from around the corner to around the world; how to knit to PhD
- Global gig work opportunities
- Tickets to in-person and virtual sporting and entertainment events
- Grocery and prepared meals delivered

The list goes on and on...

23

Global Payments Group

Delivering Critical Financial Infrastructure, *Every Day*

Metropolitan Commercial Bank
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE



U.S. Treasury
Government Payments
Corporate Prefund
Network Loads
WU, MG GD
Direct Deposits/ ACH Loads
Other Load Types
MG, WU, GD, VRL, MCR
Law Firms
Payouts for Legal Settlements
Pension Companies
Public and Private Pension Payments
MCB Clients
MCB Reserve Account
Extraordinary Events
MCB Pooled Funds Account
Adjustment Account
Charge Back Disputes or Provisional Credits
Net Network Settlement
Cardholder Activity
MCB Revenue Account
MCB's Revenue
MCB Settlement Account
Net of Fees (Program Earnings and Expenses)
Program Revenue Account
Program's Revenue
MCB Prepaid Invoice Account
Operating Account
External Activity
Moved by External Party
MCB Owned
Moved by MCB
Program Owned
Moved by External Party

24

Global Payments Group

Client Case Study

Metropolitan Commercial Bank
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Broxel	BROXEL
Overview	Broxel is a FinTech leader founded in 2011 and based in Mexico City, Mexico. The Company is an innovator of tailor-made payments solutions that create efficient, agile, disruptive and available financial B2B and B2C ecosystems anywhere in the world. broxel.com/us-en/
Leadership	**Gustavo Gutierrez,** CEO and Founder
Vision	We will transform money into something more valuable.
Markets	Mexico, United States Hispanic
Primary Business	Broxel offers prepaid debit cards and a mobile app that accepts direct deposits and can make payments online and at retail locations in MXN and USD. Broxel is a Mexican company that is always looking out for the Hispanic community living in the United States.
Metropolitan Commercial Bank Global Payments Group	• Broxel has been a client since 2018 • Mobile app-based bank account and card that works as a remittance product

"The B2B and B2C infrastructure Broxel has built in Mexico combined with MCB's total support infrastructure in the United States is the blueprint for our mutual success."

Gustavo Gutierrez

25

Global Payments Group

Client Case Study

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999 | MCB LISTED NYSE

CIBanco	CI Banco
Overview	Consultoría Internacional (CI) was established in 1983 and became known as CIBanco in 2008. CIBanco became a signatory of the Equator Principles from the World Bank in 2012 in response to the environmental challenges that the world is facing. Aligned with a renewed corporate philosophy CIBanco became the first green bank in Mexico to provide sustainable financial solutions. CIBanco, CICasa de Bolsa, CIFondos de Inversion, Finamadrid, are wholly-owned subsidiaries of Tenedora CI, S. A. de C.V. Financial Group. cibanco.com
Leadership	**Jorge Rangel de Alba Brunel,** Chairman of the Board **Norman Hagemeister Rey,** Chief Executive Director and Board Member **Luis Miguel Osio Barroso,** Chief Executive Director and Board Member **Salvador Arroyo Rodriguez,** Chief Executive Director and Board Member **Mario Maciel Castro,** CEO
Vision	To stand apart from traditional vertically integrated banks in specific niches that favor sustainability through unparalleled service, reliability, security and leadership.
Markets	Mexico, United States Hispanic | Spain and Latin America
Primary Business	Mexico-based bank providing banked, unbanked and underbanked financial service, leaders in Trust Funds, FX & Foreign Trade Units. Financial services including auto loans, trust funds, online and mobile banking, currency and investment options, and lines of credit, in and outside of Mexico. CIBanco serves "SME", large and corporate entities and individuals providing all financial services, settling electronic and wire transfers "from" and "to" the U.S.; thanks to its "export and import profile" and the commercial relevance between both countries and the world.
Metropolitan Commercial Bank Global Payments Group	• CIBanco has been a client since 2019 • Mobile app-based bank account and card that works as a remittance product

"Metropolitan Commercial Bank has demonstrated from the very beginning and throughout the journey, collaboration between institutions outside the transactional scope suggests a long-term relationship, in which there is trust to point out everything right or wrong; seeking to consolidate a bilateral and joint reputation. It is not every day you have the openness and willingness to grow and mature with a partner who is on your side while committing to each entity daily."

Luis Miguel Osio Barroso

26

Global Payments Group

Client Case Study

Metropolitan Commercial Bank
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Mesh Payments	MESH
Overview	Corporate HQ New York, NY, International office Tel Aviv, Israel; 20+ employees, privately held company founded in 2018 with VC backers and a recent round of favorable financing; strong growth in the virtual card space, which is a fraction of the corporate card space. meshpayments.com
Leadership	Globally recognized payment and technology leaders. **Oded Zehavi,** CEO and Co-founder • Before Mesh: COO, Kaymera Technologies; Payoneer, Chief Revenue Officer; PayPal, Director Global Business Development • Board Member: ReWire.tp; Advisory Board Member: Fiverr, AU10TIX, CreditStacks
Vision	Re-writing the way corporate payments are made. One-stop hub to orchestrate, manage, analyze and optimize, reconcile, and reduce their corporate spend and subscription payments.
Markets	Global B2B cardless payments.
Primary Business	Cardless corporate payments solutions via virtual cards • SaaS (software as a service) subscriptions • On-Demand to employees and gig workers • Payment intelligence – manage corporate spending and protect companies from failed payment risks • Receipt Automation – collects and matches digital receipts automatically for all tracked payments. • Accounting Integrations – works with existing accounting software
Metropolitan Commercial Bank Global Payments Group	• Mesh Payments has been a client since 2018 • MCB holds deposits on behalf of Mesh Payments' clients • MCB provides Mesh Payments with access to ACH and wire payment systems • MCB sponsors Mesh Payments' Visa branded virtual cards

"Metropolitan Commercial Bank checks all the boxes when it comes to innovation mindset and execution and strong relationships and fintech support."

Oded Zehavi

27

Global Payments Group

Client Case Study

Metropolitan Commercial Bank
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Revolut	Revolut
Overview	• A global fintech financial services company • Corporate HQ London, England • International offices including Asia, Europe and Oceania • North American offices, San Francisco, CA and New York, NY • 2,000+ employees revolut.com/en-US
Leadership	**Revolut,** Martin Gilbert, Chairman; Nik Storonsky, CEO and Co-founder; Vlad Yatsenko, CTO and Co-founder **Revolut USA,** Ronald Oliveira, CEO since November 2019 The Company's executive leadership is a Who's Who of global fintech and finance superstars.
Vision	Revolut is building the world's first truly global financial super app.
Markets	Global, individuals and businesses
Primary Business	Around the world use dozens of Revolut's innovative banking, investment and wealth management products to make more than 100 million transactions a month. Across Revolut's personal and business accounts, the Company helps customers improve their financial health, give them more control, and connect people seamlessly across the world.

Metropolitan Commercial Bank Global Payments Group	• Revolut has been a client since 2018
	• MCB holds deposits on behalf of Revolut's clients
	• MCB provides Revolut with:
	  • Access to ACH and wire payment systems
	  • Correspondent relationships for FX services
	  • Tailored solutions for Revolut clients in other jurisdictions
	• MCB sponsors Revolut card processing services for its Visa and MasterCard products

"Metropolitan Commercial Bank is not only a bank with excellent financial health, a deep bench of experienced fintech bankers and a track record across a wide arena of fintech sectors, their people listen and are open to new and interesting banking solutions."

Ronald Oliveira

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Global Payments Group

Client Case Study

Metropolitan Commercial Bank
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Voyager Digital, Ltd CSE: VYGR. CN	VOYAGER
Overview	Voyager: The Fastest-Growing Digital Asset Broker Voyager's team of established Wall Street and Silicon Valley entrepreneurs is eliminating the roadblocks that currently exist in digital trading. The Company's goal is to bring the best of the traditional equities' world to crypto, while still delivering the innovation this exciting new asset class deserves. investvoyager.com
Leadership	**Stephen Ehrlich,** Chief Executive Officer, Co-Founder **Philip Eytan,** Chairman, Co-Founder **Gaspard de Dreuzy,** Co-Founder **Oscar Salazar,** Advisor, Co-Founder Voyager's founders have combined their decades of experience from leading organizations like E*TRADE, Uber, Tradelt, Lightspeed Financial and more, to bring Voyager to the crypto investing universe.
Vision	Voyager believes that crypto assets are the future of finance and investing. The Company is creating the broker that the crypto market deserves.
Markets	Voyager is based in New York and serves retail and institutional clients in Canada and the United States. Voyager's mission is to provide every investor with a trusted and secure access point to crypto asset trading.
Primary Business	Crypto trading solutions, built for retail and institutional businesses. Voyager offers best-in-class customer service, incomparable access to the most popular assets and commission-free trading.
Metropolitan Commercial Bank Global Payments Group	• Voyager has been a client since 2019 • MCB provides depository relationship for client funds • MCB provides access to ACH and wire payment networks

"Voyager partners with companies that bring their A-game every day through technology and human capital. Proximity is a bonus when synergy amongst team members is seamless. Metropolitan Commercial Bank has been the right choice for us since day one."

Stephen Ehrlich

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Partner with the Leading Processors and Payment Processing Networks, Every Day Global Payments Group Leading Processors Leading Payment Processing Networks 30

Who Are Our Payment Clients? Global Payments Group 31

Global Payments Group

Tending to Our Diverse Digital Payment Products Ecosystem, *Every Day*

Metropolitan Commercial Bank.
The **Entrepreneurial** Bank Since 1999

MCB LISTED NYSE

Accounts Payable/ Expense Management



Now I can view and comment on everyone's expenses no matter where they are.

ACH Processing and Settlement



Our international business runs smoother when we are paid digitally.

Bill Payment



Check writing, stamps, check registers, so yesterday. Billpay app happy to meet you.

Card Present Debit Card



I really enjoy the security of my debit card over cash. A feeling of safety I was missing.

Claim Handling and Processing



This auto insurance claim app is a snap to use. No more needless repair estimates.

Digital Assets Settlement



Getting paid in Bitcoin and having it converted to Euros instantly, sweeeet!

E-Wallet Debit Card



Due cappuccino date night with my prefunded e-wallet watch app in Naples, Italy.

Government Benefits Settlement



My benefit payments arrive like clockwork to my debit card every month. Easy peazy.

International Remittance



Sent my sister money to pay for books at St. George's University in Granada.

Loan Advance / Payment Settlement



Credit score is up so now I can get approved for a new car and visit my folks in Ontario.

Merchant Acquiring



Traveling through southeast Asia and never worrying about having the right currency.

Mobile Payment Settlement



I don't know how it's done but I am glad my phone helps me travel around with ease.

Peer-To-Peer (P2P) Payments



Paying in for Sally's wedding gift was easier than deciding what the gift should be.

Push Payments – Real Time Domestic and International



Foreign travel is exciting, not having to think about exchange rates is joyful.

Rebate Settlement



Morning coffee with my loyalty rewards prepaid debit card in Seattle, Washington.

Virtual Debit Card



Traded in my wallet for paying mobile. More space in my purse for makeup.

Illustrative photography and captions, not actual customers.

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Global Payments Group

Securing Our Place in a Diverse Digital Payment Industry Complex, *Every Day*

Metropolitan Commercial Bank
The **Entrepreneurial** Bank Since 1999

MCB LISTED NYSE

Auto



Consumer Lending


CREDIT SCORE

Corporate Accounts Payable Management



Corporate Payroll


Payroll

Correspondent Banking



Criminal Justice and Corrections



Crypto Currency



Financial Services to the Unbanked/Underbanked



Foreign Exchange



Government Payments



Healthcare Co-Pay



Hospitality



Merchant Acquiring



Mobile Banking


MOBILE BANKING

Online Gambling



Online Gaming



Travel



Trucking



Pharmaceutical



Prepaid Phonecards


$25
Prepaid/Rechargeable
Phone Card

Illustrative photography and captions, not actual customers.

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